Exhibit 10.5

THIS COMPENSATION OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS COMPENSATION OPTION MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THIS COMPENSATION OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS COMPENSATION OPTION HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

Void after 4:00 p.m. (Toronto time) on the 15th day of July, 2016.

COMPENSATION OPTIONS

Number of Compensation Options: ●	Compensation Option Certificate No. CO-14/01/●

TRIBUTE PHARMACEUTICALS CANADA INC.
(Amalgamated under the laws of the Province of Ontario)

This is to certify that, for value received, ● (the "Holder"), shall have the right to purchase from Tribute Pharmaceuticals Canada Inc. (the "Corporation"), at any time and from time to time up to 4:00 p.m. (Toronto time) on July 15, 2016 (the "Expiry Time"), one unit of the Corporation (a "Unit") for each Compensation Option (individually, a "Compensation Option") represented hereby at a price of Cdn$0.70 per Unit (the "Exercise Price"), upon and subject to the terms and conditions set forth herein.  Each Unit shall be comprised of one fully paid and non-assessable common share in the capital of the Corporation (a "Common Share") and one-half of one common share purchase warrant (a "Warrant"), with each whole Warrant entitling the holder thereof to purchase one additional Common Share (a "Warrant Share") at a price of $0.90 per Warrant Share.

The Warrants issuable upon exercise of the Compensation Options evidenced hereby shall be issued pursuant to and governed by the terms of the warrant indenture dated July 15, 2014 between the Corporation and Equity Financial Trust Company, as such indenture may be amended from time to time (the "Warrant Indenture").

1. For the purposes of this certificate (the "Compensation Option Certificate"), the term "Common Shares" means common shares without par value in the capital of the Corporation as constituted as of the date hereof, provided that in the event of a subdivision, redivision, reduction, combination or consolidation thereof or any other adjustment under section 8 herein, or successive such subdivisions, redivisions, reductions, combinations, consolidations or other adjustments, then subject to the adjustments, if any, having been made in accordance with the provisions of this Compensation Option Certificate, "Common Shares" shall thereafter mean the shares, other securities or other property resulting from such subdivision, redivision, reduction, combination or consolidation or other adjustment.

2. All Compensation Option Certificates shall be signed by an officer of the Corporation holding office at the time of signing, or any successor or replacement of such person and notwithstanding any change in any of the persons holding said offices between the time of actual signing and the delivery of the Compensation Option Certificate, the Compensation Option Certificate so signed shall be valid and binding upon the Corporation.

3. All rights under any of the Compensation Option Certificates in respect of which the right of subscription and purchase therein provided for shall not theretofore have been exercised shall wholly cease and such Compensation Option Certificates and the Compensation Options evidenced thereby shall be wholly void and of no valid or binding effect after the Expiry Time.

4. The right to purchase Units pursuant to the Compensation Options may only be exercised by the Holder at or before the Expiry Time by:

(a)           duly completing and executing a subscription substantially in the form attached as Schedule "A" (the "Subscription Form"), in the manner therein indicated; and

(b)           surrendering this Compensation Option Certificate and the duly completed and executed Subscription Form to the Corporation prior to the Expiry Time at 151 Steeles Avenue East, Milton, Ontario L9T 1Y1, together with payment of the purchase price for the Units subscribed for in the form of cash, certified cheque, money order or bank draft payable to the Corporation in an amount equal to the then applicable Exercise Price multiplied by the number of Units subscribed for.  Any Compensation Option Certificate, subscription form and cash, certified cheque, money order or bank draft shall be deemed to be surrendered only upon delivery thereof to the Corporation at its principal office in the manner provided for in this item 4.

5. Upon delivery and payment as set forth in section 4 herein, the Corporation shall cause to be issued to the Holder the number of Units subscribed for by the Holder and the Holder shall become a shareholder of the Corporation in respect of the Common Shares comprised in such Units with effect from the date of such delivery and payment and shall be entitled to delivery of certificates evidencing the Common Shares and Warrants comprising the Units.  The Corporation shall cause such certificates to be mailed to the Holder at the address or addresses specified in the Subscription Form within five (5) business days of such delivery and payment as set forth in section 4 herein or, if so instructed by the Holder, held for pick-up by the Holder at the principal office of the Corporation. Notwithstanding any adjustment provided for in section 8 herein, the Corporation shall not be required upon the exercise of any Compensation Options to issue fractional Common Shares or Warrants in satisfaction of its obligations hereunder and the Holder understands and agrees that it will not be entitled to any cash payment or other form of compensation in respect of a fractional Common Share or Warrant that might otherwise have been issued.

6. The holding of a Compensation Option shall not constitute the Holder a shareholder of the Corporation nor entitle him to any right or interest in respect thereof except as herein expressly provided.

7. The Corporation covenants and agrees that until the Expiry Time, while any of the Compensation Options shall be outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided, as such right of purchase may be adjusted pursuant to sections 8 herein. All Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.

8. Article 5 of the Warrant Indenture, including any consequential definitions and any amendments to the terms of Article 5, shall apply to the Compensation Options represented by this Compensation Option Certificate mutatis mutandis, and for that purpose shall be incorporated by reference herein.

9. On the happening of each and every such event set out in section 8 herein, the applicable provisions of this Compensation Option Certificate, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

10. The Corporation shall not be required to deliver certificates for Common Shares or Warrants while the share transfer books of the Corporation are properly closed, having regard to the provisions of section 8 herein, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Compensation Option in accordance with the provisions hereof and the making of any subscription and payment for the Units called for thereby during any such period, delivery of certificates for Common Shares or Warrants may be postponed for not more than five (5) business days after the date of the re-opening of said share transfer books; provided, however, that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder so surrendering the same and making payment during such period to receive after the share transfer books shall have been re-opened such certificates for the Common Shares or Warrants called for, as the same may be adjusted pursuant to section 8 herein as a result of the completion of the event in respect of which the transfer books were closed.

11. Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings.  No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder or officer of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under the Compensation Options are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders or officers of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Compensation Options.

12. The Holder may subscribe for and purchase any lesser number of Units than the number of Units expressed in any Compensation Option Certificate.  In the case of any subscription for a lesser number of Units than expressed in any Compensation Option Certificate, the Holder hereof shall be entitled to receive, at no cost to the Holder, a new Compensation Option Certificate in respect of the balance of Compensation Options not then exercised.  Such new Compensation Option Certificate shall be mailed to the Holder by the Corporation or, at its direction, the transfer agent of the Corporation, contemporaneously with the mailing of the certificate or certificates representing the Common Shares and Warrants issued pursuant to section 5 herein.

13. If any Compensation Option Certificate becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and sign a new Compensation Option Certificate of like denomination, tenor and date as the Compensation Option Certificate so stolen, lost, mutilated or destroyed for delivery to the Holder.  The applicant for the issue of a new Compensation Option Certificate pursuant to this section shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Corporation the mutilated Compensation Option Certificate, and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation such evidence of ownership and of the loss, destruction or theft of the Compensation Option Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation in its discretion and the applicant shall also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Corporation in its discretion and shall pay the reasonable charges of the Corporation in connection therewith.

14.  The Holder may not transfer or assign the Compensation Options represented hereby.

16.           This Compensation Option may not be exercised in the United States or by or on behalf of a “U.S. person” (a “U.S. Person”), as such term is defined in Regulation S under the United States Securities Act of 1933, as amended, unless an exemption from registration is available under the U.S. Securities Act and any applicable state securities laws and the Corporation has received an opinion of counsel of recognized standing to such effect in form and substance reasonably satisfactory to the Corporation.

17.           The Corporation will maintain a register of holders of Compensation Options at its principal office.  The Corporation may deem and treat the registered holder of any Compensation Option Certificate as the absolute owner of the Compensation Options represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.  A Holder shall be entitled to the rights evidenced by such Compensation Option free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Holder of the Common Shares and Warrants purchasable pursuant to such Compensation Option shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into the title of any such Holder except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

18.           The Corporation shall notify the Holder forthwith of any change of the Corporation’s address.

19.           All notices to be sent hereunder shall be deemed to be validly given to the registered holders of the Compensation Options if delivered personally or if sent by registered letter through the post addressed to such holders at their post office addresses appearing in the register of Compensation Option holders caused to be maintained by the Corporation, and such notice shall be deemed to have been given, if delivered personally when so delivered, and if sent by post on the fifth business day next following the post thereof.

20.           If for any reason, other than the failure or default of the Holder, the Corporation is unable to issue and deliver the Units or other securities as contemplated herein to the Holder upon the proper exercise by the Holder of the right to purchase any of the Units purchasable upon exercise of the Compensation Options represented hereby, the Corporation may pay, at its option and in complete satisfaction of its obligations and the rights of the Holder hereunder, to the Holder, in cash, an amount equal to the difference between the Exercise Price and the Current Market Price of such Units or other securities on the date of exercise by the Holder, and upon such payment the Corporation shall have no liability or other obligation to the Holder relating to or in respect of the Compensation Options or this Compensation Option Certificate.

21.           This Compensation Option Certificate shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable herein.

22.           All Compensation Options shall rank pari passu, whatever may be the actual date of issue of the same.

23.           If one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Compensation Option Certificate, but this Compensation Option Certificate shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

24.           This Compensation Option Certificate shall enure to the benefit of and shall be binding upon the Holder and the Corporation and their respective successors and assigns.

IN WITNESS WHEREOF the Corporation has caused this Compensation Option Certificate to be signed by its duly authorized officer.

DATED as of the 15th day of July, 2014.

TRIBUTE PHARMACEUTICALS CANADA INC.
Per:
Name:
Title:

Schedule "A"

SUBSCRIPTION FORM

TO BE COMPLETED IF BROKER OPTIONS ARE TO BE EXERCISED:

TO:	TRIBUTE PHARMACEUTICALS CANADA INC.
151 Steeles Avenue East, Milton, Ontario L9T 1Y1

The undersigned hereby subscribes for   Units of Tribute Pharmaceuticals Canada Inc. according to the terms and conditions set forth in the annexed Compensation Option Certificate (or such number of other securities or property to which such Compensation Option Certificate entitles the undersigned to acquire under the terms and conditions set forth in such Compensation Option Certificate).

Address for Delivery of Units:

______________________________________

Attention:

Exercise Price Tendered (Cdn.$0.70 Per Unit or as adjusted)	$

The undersigned represents, warrants and certifies that at the time of exercise of this Compensation Option that it (i) is not in the United States and is not exercising this Compensation Option on behalf of a person in the United States; (ii) is not a “U.S. person” (a “U.S. Person”), as defined in Regulation S under the United States Securities Act of 1933, as amended, and is not exercising this Compensation Option on behalf of a U.S. Person; and (iii) did not execute or deliver this subscription form in the United States.
Capitalized terms not defined herein shall have the meanings assigned to them in the Compensation Option Certificate to which this subscription form is attached.

Dated at  , this   day of  ,     20        .

) ) ) ) ) ) ) ) )
Witness:		Holder's Name
Authorized Signature
Title (if applicable)
Signature guaranteed1:

1.           If the Units are to be registered in a name other than the name of the registered Compensation Option Holder, the signature of the Compensation Option Holder must be medallion guaranteed by a bank, trust company or a member of a stock exchange in Canada.